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                                    EXHIBIT C

                          REGISTRATION RIGHTS AGREEMENT


                  REGISTRATION RIGHTS AGREEMENT (the "Agreement") made and entered into as of this ___th day of _________, 1996 by and among BRANDYWINE REALTY TRUST, a Maryland real estate investment trust (the "Company"), SAFEGUARD SCIENTIFICS (DELAWARE), INC., a Delaware corporation ("SSI"), THE NICHOLS COMPANY, a Pennsylvania corporation ("TNC"), and the TURKEY VENTURE FUND XIII, LTD., an Ohio limited liability company of which Richard M. Osborne is the manager ("TVF XIII").

                                   BACKGROUND

                  Pursuant to a Stock and Warrant Purchase Agreement, dated _____________, 1996 (the "SSI Agreement"), by and between the Company and Safeguard Scientifics, Inc., a Pennsylvania corporation, the Company has issued to SSI 775,000 (the "SSI Shares") of the Company's common shares of beneficial interest (the "Common Stock") and a Warrant to purchase an additional 775,000 shares of Common Stock (the "SSI Warrant").

                  Pursuant to a Loan and Securities Purchase Agreement, dated June ___, 1996, by and between the Company and TVF XIII (a) the Company has issued to TVF XIII 59,949 shares (the "Initial TVF XIII Shares") of the Company's Common Stock and a warrant to purchase an additional 59,949 shares of Common Stock (the "Initial TVF XIII Warrant") and (b) TVF XIII has made a loan to the Company that in accordance with the terms of said agreement may be repaid with additional shares of the Company's Common Stock (the "Additional TVF XIII Shares" and together with the Initial TVF XIII Shares, the "TVF XIII Shares") and additional warrants to purchase additional shares of the Company's Common Stock (the "Additional TVF XIII Warrant" and, together with the Initial TVF XIII Warrant, the "TVF XIII Warrants") (the TVF XIII Warrants, together with the SSI Warrant, the "Warrants").

                  In connection with the SSI Agreement, the Company has acquired, either directly or indirectly, a general partnership interest in Brandywine Operating Partnership, L.P., a Delaware limited partnership (the "Partnership"), and SSI, TNC and certain other persons listed on Schedule A hereto (the "Other Purchasers") have received units of Class A Limited Partnership Interest in the Partnership in exchange for certain interests in real property and other assets contributed by them to the Partnership. These units are redeemable, on a one-for-one basis, subject to adjustment, for shares of Common Stock upon the satisfaction of certain conditions, as provided in the Agreement of Limited Partnership of even date herewith creating the Partnership (the "Partnership Agreement").


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                  To induce SSI, TNC, the Other Purchasers and TVF XIII to enter into the foregoing transactions, the Company has agreed to provide them with the registration rights set forth in this agreement.

1.       CERTAIN DEFINITIONS.

                  In addition to the other terms defined in this Agreement, the following terms shall be defined as follows:

                  "Brokers Transactions" has the meaning ascribed to such term pursuant to Rule 144 under the Securities Act.

                  "Business Day" means any day on which the New York Stock Exchange ("NYSE") is open for trading.

                  "Closing Date" means ______________, 1996.

                  "Exchange Act" means the Securities Exchange Act of 1934, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                  "Fair Market Value" means:

                           (a) If the Registrable Security is listed on a
national securities exchange or admitted to unlisted trading privileges on such exchange or listed for trading on The NASDAQ Stock Market, the fair market value shall be the last reported sale price of the Registrable Security on such exchange or system on the last business day prior to the date the determination of fair market value is made, or if no such sale is made on such day, the average closing bid and asked prices of the Registrable Security for such day on such exchange or system; or

                           (b) If the Registrable Security is not so listed or
admitted to unlisted trading privileges, the fair market value shall be the mean of the last reported bid and asked prices reported by the National Quotation Bureau, Inc., on the last business day prior to the date the determination of fair market value is made; or

                           (c) If the Registrable Security is not so listed or
admitted to unlisted trading privileges and bid and asked prices are not so reported, the fair market value per share shall be an amount, not less than 90% of the book value per share of the Registrable Security as at the end of the most recent fiscal year of the Company ending prior to the date the determination of fair market value is made, determined in such reasonable manner as may be prescribed in good faith by the Board of Trustees of the Company.


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                  "Holders" means SSI, TNC, TVF XIII and the Other Purchasers listed on Schedule A hereto, for so long as (and to the extent that) each owns any Registrable Securities, and each of their respective successors, assigns, and direct and indirect transferees who become registered owners of Registrable Securities or securities exercisable, exchangeable or convertible into Registrable Securities.

                  "Outstanding" means with respect to any securities as of any date, all such securities theretofore issued, except any such securities theretofore converted, exercised or canceled or held by the issuer or any successor thereto (whether in its treasury or not) or any affiliate of the issuer or any successor thereto.

                  "Registrable Security(ies)" means (i) the SSI Shares, (ii) the TVF XIII Shares, (iii) all or any portion of any shares of Common Stock of the Company that may be issued upon the exercise of, or in exchange for, the Warrants, (iv) any shares of Common Stock or other equity securities of the Company that may be issued in redemption of any Units under the Partnership Agreement, and (v) any additional shares of Common Stock or other equity securities of the Company issued or issuable after the Closing Date in respect of any such securities (or other equity securities issued in respect thereof) by way of a stock dividend or stock split, in connection with a combination, exchange, reorganization, recapitalization or reclassification of Company securities, or pursuant to a merger, division, consolidation or other similar business transaction or combination involving the Company; provided that in the case of equity securities other than Common Stock such securities are registered under Section 12(b) or Section 12(g) of the Exchange Act; and further provided that: as to any particular Registrable Securities, such securities shall cease to constitute Registrable Securities (i) when a registration statement with respect to the sale of such securities shall have become effective under the Securities Act and such securities shall have been disposed of thereunder; or
(ii) when and to the extent such securities are permitted to be publicly sold without limitation as to amount pursuant to Rule 144(k) (or any successor provision to such Rule) under the Securities Act or are otherwise freely transferrable to the public without further registration under the Securities Act; or (iii) when such securities shall have ceased to be issued and outstanding; or (iv) on the tenth anniversary of the date such securities were issued. In the case of clause (ii) of the foregoing sentence, the Company shall, if requested by the Holder or Holders thereof, have delivered to such Holder or Holders the written opinion of independent counsel to the Company to such effect. Any time this Agreement requires the vote or consent of the Holder of a "majority" or other stated percentage of the Registrable Securities, the term Registrable Securities shall, solely for purposes of calculating such vote, be deemed to include the Registrable Securities that could be issued under the Units and the Warrant and any other securities exercisable or exchangeable for, or convertible into, Registrable Securities. The term Registrable Securities shall not include the Units or the Warrants.

                  "Person" means an individual, a partnership (general or limited), corporation, limited liability company, joint venture, business trust, cooperative, association or other form of business organization, whether or not regarded as a legal entity under applicable law, a trust (inter vivos or testamentary), an estate of a deceased, insane or incompetent person, a quasi-

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governmental entity, a government or any agency, authority, political subdivision or other instrumentality thereof, or any other entity.

                  "Registration Expenses" means all expenses incident to the Company's performance of or compliance with the registration requirements set forth in this Agreement including, without limitation, the following: (i) the fees, disbursements and expenses of the Company's counsel(s), accountants, and experts in connection with the registration under the Securities Act of Registrable Securities; (ii) all expenses in connection with the preparation, printing and filing of the registration statement, any preliminary prospectus or final prospectus, any other offering document and amendments and supplements thereto, and the mailing and delivering of copies thereof to the underwriters and dealers, if any; (iii) the cost of printing or producing any agreement(s) among underwriters, underwriting agreement(s) and blue sky or legal investment memoranda, any selling agreements, and any other documents in connection with the offering, sale or delivery of Registrable Securities to be disposed of; (iv) any other expenses in connection with the qualification of Registrable Securities for offer and sale under state securities laws, including the fees and disbursements of counsel for the underwriters in connection with such qualification and in connection with any blue sky and legal investment surveys;
(v) the filing fees incident to securing any required review by the National Association of Securities Dealers, Inc. of the terms of the sale of Registrable Securities to be disposed of and any blue sky registration or filing fees, and
(vi) the fees and expenses incurred in connection with the listing of Registrable Securities on each securities exchange (or The NASDAQ Stock Market) on which Company securities of the same class are then listed; provided, however, that Registration Expenses with respect to any registration pursuant to this Agreement shall not include (x) expenses incurred by any Holder in connection with any offering, including the fees and expenses of counsel, accountants, and experts retained by such Holder (other than the fees and expenses of one counsel for the Holders as and to the extent provided in Section
11), (y) any underwriting discounts or commissions attributable to Registrable Securities, or (z) any SEC registration or filing fees attributable to Registrable Securities or transfer taxes applicable to Registrable Securities.

                  "SEC" means the United States Securities and Exchange Commission, or such other federal agency at the time having the principal responsibility for administering the Securities Act.

                  "Securities Act" means the Securities Act of 1933, as amended, and the rules and regulations of the SEC thereunder, all as the same shall be in effect at the relevant time.

                  "Shelf Registration Statement" means a Shelf Registration Statement of the Company pursuant to the provisions of Section 2(b) of this Agreement which covers Common Stock on an appropriate form then permitted by the SEC to be used for such registration and the sales contemplated to be made thereby, under Rule 415 under the Securities Act, or any similar rule that may be adopted by the SEC, and all amendments and supplements to such Registration Statement, including pre and post-effective amendments thereto, in each case including the

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prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

                  "Shelf Registration" means a registration of Common Stock effected pursuant to Section 2(b) hereof.

                  "Trading Day" means a day on which the principal securities exchange or stock market on which the applicable security is traded is open for the transaction of business.

                  "Unit" means any unit of Class A Limited Partnership Interest in the Partnership and any securities which may be issued in respect thereof or exchange therefor in connection with any combination, consolidation, merger, recapitalization, or other similar transaction.

2.       DEMAND REGISTRATION; SHELF REGISTRATION.

                  (a) (i) A Holder or Holders may request at any time (by written notice delivered to the Company) that the Company register under the Securities Act all or any portion of the Registrable Securities held by (or then issuable to) such Holder or Holders (the "Requesting Holders"), representing in the aggregate not less than twenty percent of the Registrable Securities, for sale in the manner specified in such notice (including, but not limited to, an underwritten public offering); provided, however, that no such request may be made without the written consent of SSI and TVF XIII at any time when SSI or TVF XIII would be prohibited from selling Registrable Securities pursuant to an effective registration statement under the Securities Act by the terms of the Agreement, dated June ___, 1996, between the Company and SSI, or the Agreement, dated March 20, 1996, among the Company, the Richard M. Osborne Trust and Richard M. Osborne, as the case may be. In each such case, such notice shall specify the number of Registrable Securities for which registration is requested, the proposed manner of disposition of such securities, and the minimum price per share at which the Requesting Holders would be willing to sell such securities in an underwritten offering. The Company shall, within five (5) Business Days after its receipt of any Requesting Holders' notice under this
Section 2(a)(i), give written notice of such request to all other Holders of Registrable Securities and afford them the opportunity of including in the requested registration statement such of their Registrable Securities as they shall specify in a written notice given to the Company within twenty (20) days after their receipt of the Company's notice. Within ten (10) Business Days after the expiration of such twenty (20) day period, the Company shall notify all Holders requesting registration of (A) the aggregate number of Registrable Securities proposed to be registered by all Holders, (B) the proposed filing date of the registration statement, and (C) such other information concerning the offering as any Holder may have reasonably requested. If the Holders of a majority in aggregate amount of the Registrable Securities to be included in such offering shall have requested that such offering be underwritten, the managing underwriter for such offering shall be chosen by the Holders of a majority in aggregate amount of the Registrable Securities being registered, with the consent of the Company, which consent shall not be unreasonably withheld, not less than thirty (30) days prior to the proposed filing date stated in the Company's notice, and the Company shall thereupon promptly notify such Holders

                                       -5-


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as to the identity of the managing underwriter, if any, for the offering. On or before the 30th day prior to such anticipated filing date, any Holder may give written notice to the Company and the managing underwriter specifying either that (A) Registrable Securities of such Holder are to be included in the underwriting, on the same terms and conditions as the securities otherwise being sold through the underwriters under such registration or (B) such Registrable Securities are to be registered pursuant to such registration statement and sold in the open market without any underwriting, on terms and conditions comparable to those normally applicable to offerings in reasonably similar circumstances, regardless of the method of disposition originally specified in Holder's request for registration.

                           (ii) The Company shall use its commercially
reasonable best efforts to file with the SEC within eighty (80) days (thirty
(30) days if the Company may use a Registration Statement on Form S-3 to register such Registrable Securities) after the Company's receipt of the initial Requesting Holders' written notice pursuant to Section 2(a)(i), a registration statement for the public offering and sale, in accordance with the method of disposition specified by such Holders, of the number of Registrable Securities specified in such notice, and thereafter use its commercially reasonably best efforts to cause such registration statement to become effective within sixty
(60) days after its filing. Such registration statement may be on Form S-1 or another appropriate form (including Form S-3) that the Company is eligible to use and that is reasonably acceptable to the managing underwriter; provided, however, that if any Form other than Form S-1 is used in an underwritten offering, upon the request of the managing underwriter, or the selling shareholders, the prospectus included in the registration statement shall be amplified to include such additional information as such persons may reasonably request regarding the Company, its business and management (including, without limitation, the information called for by Items 101, 102, 103, 201, 202, 301 and 303 of Regulation S-K under the Securities Act).

                           (iii) The Company shall not have any obligation
hereunder (A) to permit or participate in more than two offerings pursuant to this Section 2(a), except as and to the extent provided by Section 7(b), or (B) to register any Registrable Securities under this Section 2(a) unless it shall have received requests from Holders to register at least 20% of the aggregate Registrable Securities issued at the date hereof.

                           (iv) If the Company is required to use commercially
reasonable best efforts to register Registrable Securities in a registration initiated upon the demand of any Holder pursuant to Section 2(a) of this Agreement and the managing underwriters for such offering advise that the inclusion of all securities sought to be registered by the Holders may interfere with an orderly sale and distribution of or may materially adversely affect the price of such offering, the aggregate number of Registrable Securities included by the Holders in such offering shall be reduced to a number which the managing underwriters advise will not likely have such effect and the maximum number of Registrable Securities able to be included in such offering by each Holder shall be reduced pro rata (in accordance with such Holder's proportionate share of the Fair Market Value of all Registrable Securities duly requested to be included in such registration).

                  (b) At any time during the 60-day period following the end of any fiscal year of the Company, other than the fiscal year in which a registration statement is to be filed

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pursuant to Section 2(a), any Holder or Holders may request in writing that the
Company register under the Securities Act all or any portion of the Registrable Securities held by (or then issuable to) such Requesting Holders for sale pursuant to a Shelf Registration Statement; provided that any distribution or sale pursuant to any such Shelf Registration shall be limited to Brokers' Transactions. The Company shall, within five (5) Business Days after its receipt of any Requesting Holders' notice under this Section 2(b), give written notice of such request to all other Holders of Registrable Securities and afford them the opportunity of including in the requested Shelf Registration Statement such of their Registrable Securities as they shall specify in a written notice given to the Company within twenty (20) days after their receipt of the Company's notice. The Company shall thereupon use its commercially reasonable best efforts to file the Shelf Registration Statement with the SEC within sixty (60) days after its receipt of the initial Requesting Holders' notice and to cause such registration statement to be declared effective within sixty (60) days after its filing; provided, however, that the Company shall not be required (A) to effect more than one registration pursuant to this Section 2(b) in any fiscal year for Holders, or (B) to effect any registration pursuant to this Section 2(b) during the fiscal year during which Registrable Securities are registered pursuant to
Section 2(a) of this Agreement, or (C) to register any Registrable Securities under this Section 2(b) unless it shall receive requests from Holders to register at least 10% of the aggregate Registrable Securities issued at the date hereof. The Company shall use its commercially reasonable best efforts to keep such Shelf Registration Statement (or, if required hereunder, a successor Shelf Registration Statement filed pursuant to Section 2(d) below) continuously effective in order to permit the prospectus forming a part thereof to be usable by Holders of Registrable Securities until all securities included in such Shelf Registration Statement have ceased to be Registrable Securities (the "Lapse Date").

                  (c) Notwithstanding any other provision of this Agreement, the Company shall have the right to defer the filing or effectiveness of a registration statement relating to any registration requested under Section 2(a) for a reasonable period of time not to exceed 180 days if (x) the Company is, at such time, working on an underwritten, primary public offering of its securities and is advised by its managing underwriter(s) that such offering would in its or their opinion be materially adversely affected by such filing; or (y) a prior registration statement of the Company for an underwritten, primary public offering by the Company of its securities was declared effective by the SEC less than 120 days prior to the anticipated effective date of the requested registration.

                  (d) If the Company is precluded by Rule 415 or any other applicable rule under the Securities Act from including all Registrable Securities in any Shelf Registration or from keeping any Shelf Registration Statement continuously effective from the filing date thereof through the Lapse Date, the Company shall file such additional or further Shelf Registration Statements, as may be required, so that, subject to the other provisions of this Agreement, all Registrable Securities requested to be included are included on a continuously effective Shelf Registration Statement for substantially all of the period from the filing date of the first Shelf Registration Statement through the Lapse Date.

                  (e) Neither the Company nor any Person other than a Holder shall be entitled to include any securities held by it or him in any underwritten offering pursuant to Section 2(a) of this Agreement.

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                  (f) No registration of Registrable Securities under this
Article 2 shall relieve the Company of its obligation (if any) to effect registrations of Registrable Securities pursuant to Article 3.

3.       INCIDENTAL REGISTRATION.

                  (a) Until all securities subject to this Agreement have ceased to be Registrable Securities, if the Company proposes, other than pursuant to
Article 2 hereof, to register any of its Common Stock or other securities issued by it having terms substantially similar to Registrable Securities or any successor securities (collectively, "Other Securities") for public sale under the Securities Act (whether proposed to be offered for sale by the Company or by any other Person) on a form and in a manner which would permit registration of Registrable Securities for sale to the public under the Securities Act, it will give prompt written notice (which notice shall specify the intended method or methods of disposition) to the Holders of its intention to do so, and upon the written request of any Holder delivered to the Company within fifteen (15) Business Days after the giving of any such notice (which request shall specify the number of Registrable Securities intended to be disposed of by such Holder) the Company will use its commercially reasonable best efforts to effect, in connection with the registration of the Other Securities, the registration under the Securities Act of all Registrable Securities which the Company has been so requested to register by Holders; provided, however, that:

                           (i) if, at any time after giving such written notice
of its intention to register Other Securities and prior to the effective date of the registration statement filed in connection with such registration, the Company shall determine for any reason not to register such Other Securities, the Company may, at its election, give written notice of such determination to the Holders requesting registration and thereupon the Company shall be relieved of its obligation to register such Registrable Securities in connection with the registration of such Other Securities (but not from its obligation to pay Registration Expenses to the extent incurred in connection therewith as provided in Article 11), without prejudice, however, to the rights (if any) of the Holders to request that such registration be effected as a registration under
Article 2; and

                           (ii) the Company will not be required to effect any
registration of Registrable Securities pursuant to this Article 3 in connection with a primary offering of securities by it if the Company shall have been advised in writing (with a copy to the Holders requesting registration) by a nationally recognized investment banking firm (which may be the managing underwriter for the offering) selected by the Company that, in such firm's opinion, a registration of Registrable Securities at that time may interfere with an orderly sale and distribution of the securities being sold by the Company in such offering or materially and adversely affect the price of such securities; provided, however, that if an offering of some but not all of the Registrable Securities requested to be registered by the Holders and all other Persons having rights to include securities held by them in such registration would not adversely affect the distribution or price of the securities to be sold by the Company in the offering in the opinion of such firm or are included in such offering notwithstanding any such opinion, the Company shall only include such lesser amount of Registrable Securities and the aggregate number of Registrable Securities to be included in such offering by each Holder shall be allocated pro rata among the Holders requesting such registration on the basis of the percentage

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of the Registrable Securities held by such Holders which have requested that such Registrable Securities be included; and

                           (iii) The Company shall not be required to give
notice of, or effect any registration of Registrable Securities under this
Article 3 incidental to, the registration of any of its securities in connection with mergers, consolidations, acquisitions, exchange offers, subscription offers, dividend reinvestment plans or stock options or other employee benefit or compensation plans.

                  (b) No registration of Registrable Securities effected under this Article 3 shall relieve the Company of its obligations (if any) to effect registrations of Registrable Securities pursuant to Article 2.

4.       HOLDBACKS AND OTHER RESTRICTIONS.

                  (a) Each Holder hereby covenants and agrees with the Company that:

                           (i) such Holder shall not, if requested by the
managing underwriters in an underwritten offering that includes such Holder's Registrable Securities, effect any public sale or distribution of securities of the Company of the same class as the securities included in such registration statement (or convertible into such class), including a sale pursuant to Rule 144(k) under the Securities Act (except as part of such underwritten registration): (A) during the ten (10) day period prior to, and during the ninety 90-day period (or such longer period of not more than one hundred eighty
(180) days if such longer period is also required of the Company and all other Persons having securities included in such registration) beginning on the closing date of each underwritten offering made pursuant to such registration statement, to the extent timely notified in writing by the Company or the managing underwriters; and (B) in the event of a primary offering by the Company, to the extent such Holder does not elect to sell such securities in connection with such offering, during the period of distribution of the Company's securities in such offering and during the period in which the underwriting syndicate, if any, participates in the aftermarket. In any such case the Company shall require the underwriters to notify the Company and the Company, in turn, shall notify all Holders of Registrable Securities included in the offering promptly after such participation ceases;

                           (ii) such Holder shall not, during any period in
which any of his or its Registrable Securities are included in any effective registration statement: (A) effect any stabilization transactions or engage in any stabilization activity in connection with the Common Stock or other equity securities of the Company in contravention of Rule 10b-7 under the Exchange Act;
(B) permit any Affiliated Purchaser (as that term is defined in Rule 10b-6 under the Exchange Act) to bid for or purchase for any account in which such Holder has a beneficial interest, or attempt to induce any other person to purchase, any shares of Common Stock or Registrable Securities in contravention of Rule 10b-6 under the Exchange Act; or (C) offer or agree to pay, directly or indirectly, to anyone any compensation for soliciting another to purchase, or for purchasing (other than for such Holder's own account), any securities of the Company on a national securities exchange in contravention of Rule 10b-2 under the Exchange Act; and


                                       -9-


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                           (iii) such Holder shall, in the case of a
registration including Registrable Securities to be offered by it for sale through Brokers Transactions furnish each broker through whom such Holder offers Registrable Securities such number of copies of the prospectus as the broker may require and otherwise comply with the prospectus delivery requirements under the Securities Act.

                  (b) The Company covenants and agrees with the Holders not to effect any public or private sale or distribution (other than distributions pursuant to employee benefit plans) of its securities, including a sale pursuant to Regulation D under the Securities Act (or Section 4(2) thereof), during the ten (10) day period prior to, and during the ninety (90) day period beginning with, the effectiveness of a Registration Statement filed under Section 2(a) hereof, to the extent timely requested in writing by the managing underwriters, if any, or, if there be none, by the Holders of a majority in aggregate amount of the Registrable Securities included on such registration statement for such registration, except pursuant to registrations on Form S-4, Form S-8 or any successor form.

5.       REGISTRATION PROCEDURES.

         If and whenever the Company is required by the provisions of this Agreement to use commercially reasonable best efforts to effect or cause a registration as provided in this Agreement, the Company will:

                  (a) Use its commercially reasonable best efforts to prepare and file with the SEC, a registration statement within the time periods specified herein, and use its commercially reasonable best efforts to cause such registration statement to become effective as promptly as practicable and to remain effective under the Securities Act until (i) the Lapse Date with respect to registrations pursuant to Section 2(b) and (ii) until the earlier of such time as all securities covered thereby are no longer Registrable Securities or one hundred and eighty (180) days after such registration statement becomes effective with respect to registrations pursuant to Section 2(a), in every case as any such period may be extended pursuant to Section 5(h) or Article 7 hereto.

                  (b) Prepare and file with the SEC such amendments, post-effective amendments and supplements to such registration statement and the prospectus used in connection therewith as may be necessary to keep such registration statement effective for such period of time required by Section 5(a) above, as such period may be extended pursuant to Section 5(h) or Article 7 hereto.

                  (c) Comply in all material respects with the provisions of the Securities Act with respect to the disposition of all securities covered by such registration statement during the period during which any such registration statement is required to be effective.

                  (d) Furnish to any Holder and any underwriter of Registrable Securities, (i) such number of copies (including manually executed and conformed copies) of such registration statement and of each amendment thereof and supplement thereto (including all annexes, appendices, schedules and exhibits),
(ii) such number of copies of the prospectus, used in connection with such registration statement (including each preliminary prospectus, any summary

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prospectus and the final prospectus), and (iii) such number of copies of other documents, in each case as such Holder or such underwriter may reasonably request.

                  (e) Use its commercially reasonable best efforts to register or qualify all Registrable Securities covered by such registration statement under the securities or "blue sky" laws of states of the United States as any Holder or any underwriter shall reasonably request, and do any and all other acts and things which may be reasonably requested by such Holder or such underwriter to consummate the offering and disposition of Registrable Securities in such jurisdictions; provided, however, that the Company shall not be required to qualify generally to do business as a foreign corporation or as a dealer in securities, subject itself to taxation, or consent to general service of process in any jurisdiction wherein it is not then so qualified or subject.

                  (f) Use, as soon as practicable after the effectiveness of the registration statement, commercially reasonable best efforts to cause the Registrable Securities covered by such registration statement to be registered with, or approved by, such other United States public, governmental or regulatory authorities, if any, as may be required in connection with the disposition of such Registrable Securities.

                  (g) Use its commercially reasonable best efforts to list the Common Stock covered by such registration statement on any securities exchange (or if applicable, The NASDAQ Stock Market) on which any securities of the Company is then listed, if the listing of such Registrable Securities are then permitted under the applicable rules of such exchange (or if applicable, The NASDAQ Stock Market).

                  (h) Notify each Holder as promptly as practicable and, if requested by any Holder, confirm such notification in writing, (i) when a prospectus or any prospectus supplement has been filed with the SEC, and, with respect to a registration statement or any post-effective amendment thereto, when the same has been declared effective by the SEC, (ii) of the issuance by the SEC of any stop order or the coming to the Company's attention of the initiation of any proceedings for such or a similar purpose, (iii) of the receipt by the Company of any notification with respect to the suspension of the qualification of any of the Registrable Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose, (iv) of the occurrence of any event which requires the making of any changes to a registration statement or related prospectus so that such documents will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading (and the Company shall promptly prepare and furnish to each Holder a reasonable number of copies of a supplemented or amended prospectus such that, as thereafter delivered to the purchasers of such Registrable Securities, such prospectus shall not include an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they are made, not misleading), and (v) of the Company's determination that the filing of a post-effective amendment to the Registration Statement shall be necessary or appropriate. Upon the receipt of any notice from the Company of the occurrence of any event of the kind described in clause (iv) or (v) of this Section 5(h), the Holders shall forthwith discontinue any offer and disposition of Registrable Securities pursuant to the registration statement covering such Registrable

Securities until all Holders shall have received copies of a supplemented or amended prospectus which is no longer defective and, if so directed by the Company, shall deliver to the Company, at the Company's expense, all copies (other than permanent file copies) of the defective prospectus covering such Registrable Securities which are then in the Holders' possession. If the Company shall provide any notice of the type referred to in the preceding sentence, the period during which the registration statements are required to be effective as set forth under Section 5(a) shall be extended by the number of days from and including the date such notice is provided, to and including the date when Holders shall have received copies of the corrected prospectus.

                  (i) Enter into such agreements and take such other appropriate actions as are customary and reasonably necessary to expedite or facilitate the disposition of such Registrable Securities, and in that regard, deliver to the Holders such documents and certificates as may be reasonably requested by any Holder of the Registrable Securities being sold or, as applicable, the managing underwriters, to evidence the Company's compliance with this Agreement including, without limitation, using commercially reasonable best efforts to cause its independent accountants to deliver to the Company's Board of Trustees (and to the Holders of Registrable Securities being sold in any registration) an accountants' comfort letter substantially similar to that in scope delivered in an underwritten public offering and covering audited and interim financial statements included in the registration statement or, if such letter can not be obtained through the exercise of commercially reasonable best efforts, cause its independent accountants to deliver to the Company's Board of Trustees (and to the Holders of Registrable Securities being sold in any registration) a comfort letter based on negotiated procedures providing comfort with respect to the Company's financial statements included or incorporated by reference in the registration statement at the highest level permitted to be given by such accountants under the then applicable standards of the Association of Independent Certified Accountants with respect to such registration statement. In addition, the Company shall furnish to the Holders of Registrable Securities being included in any registration hereunder an opinion of counsel substantially identical in substance and scope to that customarily delivered to underwriters in public offerings.

6.       UNDERWRITING.

                  (a) If requested by the underwriters for any underwritten offering of Registrable Securities pursuant to a registration hereunder, the Company will enter into and perform its obligations under an underwriting agreement with the underwriters for such offering, such agreement to contain such representations and warranties by the Company and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, customary provisions relating to indemnities and contribution and the provision of opinions of counsel and accountants' letters.

                  (b) If any registration pursuant to Article 3 hereof shall involve, in whole or in part, an underwritten offering, the Company may require Registrable Securities requested to be registered pursuant to Article 3 to be included in such underwriting on the same terms and conditions as shall be applicable to the securities being sold through underwriters under such registration. In such case, each Holder requesting registration shall be a party to any such underwriting agreement. Such agreement shall contain such representations and warranties by the Holders requesting registration and such other terms and provisions as are customarily contained in underwriting agreements with respect to secondary distributions, including, without limitation, provisions relating to indemnities and contribution.

                  (c) In any offering of Registrable Securities pursuant to a registration hereunder, each Holder requesting registration shall also enter into such additional or other agreements as may be customary in such transactions, which agreements may contain, among other provisions, such representations and warranties as the Company or the underwriters of such offering may reasonably request (including, without limitation, those concerning such Holder, its Registrable Securities, such Holder's intended plan of distribution and any other information supplied by it to the Company for use in such registration statement), and customary provisions relating to indemnities and contribution.

7.       INFORMATION BLACKOUT.

                  (a) At any time when a registration statement effected pursuant to Sections 2(a), 2(b) or 3 relating to Registrable Securities is effective, upon written notice from the Company to the Holders that the Company has determined in good faith that sale of Registrable Securities pursuant to the registration statement would require disclosure of non-public material information not otherwise required to be disclosed under applicable law having a material adverse effect on the Company (an "Information Blackout"), all Holders shall suspend sales of Registrable Securities pursuant to such registration statement until the earlier of:

                           (i) forty-five (45) days after the Company makes such good faith determination, and

                           (ii) such time as the Company notifies the Holders that such material information has been disclosed to the public or has ceased to be material or that sales pursuant to such registration statement may otherwise be resumed (the number of days from such suspension of sales by the Holders until the day when such sale may be resumed hereunder is hereinafter called a "Sales Blackout Period").

                  (b) Any delivery by the Company of notice of an Information Blackout during the forty-five (45) days immediately following effectiveness of any registration statement effected pursuant to Section 2(a) hereof shall give the Holders of a majority in aggregate amount of Registrable Securities being sold the right, by written notice to the Company within twenty (20) Business Days after the end of such Sales Blackout Period, to cancel such registration, in which event the Holders shall have one additional registration right under the Section pursuant to which such registration was filed in such fiscal year (a "Blackout Termination Right").

                  (c) If there is an Information Blackout and the cancellation right, if any, pursuant to (b) above, is not available or exercised, the time period set forth in clause (ii) of Section 5(a) shall be extended for a number of days equal to the number of days in the Sales Blackout Period.

                  (d) Notwithstanding the foregoing, there shall be no more than two (2) Information Blackouts during the term of this Agreement and no Sales Blackout Period shall continue for more than forty-five (45) consecutive days.

8.       RULE 144.

                  The Company shall use commercially reasonable best efforts to take all actions necessary to comply with the filing requirements described in Rule 144(c)(1) or any successor thereto so as to enable the Holders to sell Registrable Securities without registration under the Securities Act. Upon the written request of any Holder, the Company will deliver to such Holder a written statement as to whether it has complied with the filing requirements under Rule 144(c)(1) or any successor thereto.

9.       PREPARATION; REASONABLE INVESTIGATION; INFORMATION.

                  In connection with the preparation and filing of each registration statement registering Registrable Securities under the Securities Act, (a) the Company will give the Holders and the underwriters, if any, and their respective counsel and accountants, drafts of such registration statement for their review and comment prior to filing and (during normal business hours and subject to such reasonable limitations as the Company may impose to prevent disruption of its business) such reasonable and customary access to its books and records and such opportunities to discuss the business of the Company with its officers and the independent public accountants who have certified its financial statements as shall be necessary, in the reasonable opinion of the Holders of a majority in aggregate amount of the Registrable Securities being registered and such underwriters or their respective counsel, to conduct a reasonable investigation within the meaning of the Securities Act and (b) as a condition precedent to including any Registrable Securities of any Holder in any such registration, the Company may require such Holder to furnish the Company such information regarding such Holder and the distribution of such securities as the Company may from time to time reasonably request in writing or as shall be required by law or the SEC in connection with any registration; provided, however, that, upon the reasonable request of the supplier of any such information, the recipient thereof shall enter into a confidentiality agreement respecting such information in customary form for an underwritten public offering.

10.      INDEMNIFICATION AND CONTRIBUTION.

                  (a) In the case of each offering of Registrable Securities made pursuant to this Agreement, the Company shall indemnify and hold harmless each Holder, its officers, directors and trustees, each underwriter of Registrable Securities so offered and each Person, if any, who controls any of the foregoing Persons within the meaning of the Securities Act ("Holder Indemnitees"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by the Company of the Securities Act, or relating to action taken or action or inaction required of the Company in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities, or any amendment thereof or supplement thereto, or in any document incorporated by reference therein, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading; provided, that the Company shall not be liable to any Holder Indemnitee in any such case to the extent that any such loss, claim, damage, liability or action arises out of, or is based upon, any untrue statement or alleged untrue statement, or any omission, if such statement or omission shall have been made in reliance upon and in conformity with information furnished to the Company in writing by or on behalf of such Holder specifically for use in the preparation of the registration statement (or in any preliminary or final prospectus included therein), or any amendment thereof or supplement thereto. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of any Holder and shall survive the transfer of such securities. The foregoing indemnity agreement is in addition to any liability which the Company may otherwise have to any Holder Indemnitee.

                  (b) In the case of each offering of Registrable Securities made pursuant to this Agreement, each Holder, severally and not jointly, shall indemnify and hold harmless the Company, its officers and trustees, and each Person, if any, who controls any of the foregoing within the meaning of the Securities Act and (if requested by the underwriters) each underwriter who participates in the offering and each Person, if any, who controls any such underwriter within the meaning of the Securities Act (the "Company Indemnitees"), from and against any and all claims, liabilities, losses, damages, expenses and judgments, joint or several, to which they or any of them may become subject, under the Securities Act or otherwise, including any amount paid in settlement of any litigation commenced or threatened, and shall promptly reimburse them, as and when incurred, for any legal or other expenses incurred by them in connection with investigating any claims and defending any actions, insofar as any such losses, claims, damages, liabilities or actions shall arise out of, or shall be based upon, any violation or alleged violation by such Holder of the Securities Act, any blue sky laws, securities laws or other applicable laws of any state or country in which the Registrable Securities are offered and relating to action taken or action or inaction required of such Holder in connection with such offering, or shall arise out of, or shall be based upon, any untrue statement or alleged untrue statement of a material fact contained in the registration statement (or in any preliminary or final prospectus included therein) relating to the offering and sale of such Registrable Securities or any amendment thereof or supplement thereto, or any omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but in each case only to the extent that such untrue statement is contained in, or such fact is omitted from, information furnished in writing to the Company by or on behalf of such Holder specifically for use in the preparation of such registration statement (or in any preliminary or final prospectus included therein). The liability of each Holder under such indemnity provision shall be limited to an amount equal to the total net proceeds received by such Holder from such offering. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Company and shall survive the transfer of such securities. The foregoing indemnity is in addition to any liability which Holder may otherwise have to any Company Indemnitee.

                  (c) In case any proceeding (including any governmental investigation) shall be instituted involving any Person in respect of which indemnity may be sought pursuant to this Article 10, such Person (the "indemnified party") shall promptly notify the Person against whom such indemnity may be sought (the "indemnifying party") in writing. No indemnification provided for in Section 10(a) or (b) shall be available to any person who shall fail to give notice as provided in this Section 10(c) if the indemnifying party to whom notice was not given was unaware of the proceeding to which such notice would have related and was prejudiced by the failure to give such notice, but the failure to give such notice shall not relieve the indemnifying party or parties from any liability which it or they may have to the indemnified party for contribution or otherwise than on account of the provisions of Section 10(a) or (b). In case any such proceeding shall be brought against any indemnified party and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel reasonably satisfactory to such indemnified party and shall pay as incurred the fees and disbursements of such counsel related to such proceeding. In any such proceeding, any indemnified party shall have the right to retain its own counsel at its own expense. Notwithstanding the foregoing, the indemnifying party shall pay as incurred the fees and expenses of the counsel retained by the indemnified party in the event (i) the indemnifying party and the indemnified party shall have mutually agreed to the retention of such counsel or (ii) the named parties to any such proceeding (including any impleaded parties) include both the indemnifying party and the indemnified party and representation of both parties by the same counsel, in the written opinion of such counsel, would be inappropriate due to actual or potential differing interests between them. It is understood that the indemnifying party shall not, in connection with any proceeding or related proceedings in the same jurisdiction, be liable for the reasonable fees and expenses of more than one separate firm for all such indemnified parties. Such firm shall be designated in writing by the Holders of a majority in aggregate Fair Market Value of the then Outstanding Registrable Securities in the case of parties indemnified pursuant to Section 10(a) and by the Company in the case of parties indemnified pursuant to Section 10(b). The indemnifying party shall not be liable for any settlement of any proceeding effected without its written consent but if settled with such consent or if there be a final judgement for the plaintiff, the indemnifying party agrees to indemnify the indemnified party from and against any loss or liability by reason of such settlement or judgment.

                  (d) If the indemnification provided for in this Article 10 is unavailable to or insufficient to hold harmless an indemnified party under
Section 10(a) or (b) above in respect of any losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to therein, or if the indemnified party failed to give the notice required under Section 10(c) above, then each indemnifying party shall contribute to the amount paid or payable by the indemnified party as a result of such losses, claims, damages or liabilities (or actions or proceedings in respect thereof) in proportion as is appropriate to reflect not only both the relative benefits received by such party (as compared to the benefits received by all other parties) from the offering in respect of which indemnity is sought, but also the relative fault of all parties in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions or proceedings in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by a party shall be deemed to be in the same proportion as the total net proceeds from the offering (before deducting expenses) received by it bear to the total amounts (including, in the case of any underwriter, underwriting commission and discounts) received by each other party. Relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the party and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

                  The parties agree that it would not be just and equitable if contributions pursuant to this Section 10(d) were determined by pro rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 10(d). The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions or proceedings in respect thereof) referred to above shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this subsection (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation.

                  (e) The indemnity provided for hereunder shall not inure to the benefit of any indemnified party to the extent that such indemnified party failed to comply with the applicable prospectus delivery requirements of the Securities Act as then applicable to the person asserting the loss, claim, damage or liability for which indemnity is sought.

11.      EXPENSES.

                  In connection with any registration under this Agreement, the Company shall pay all Registration Expenses. In addition, in connection with each registration, the Company shall pay the reasonable fees and expenses of one counsel to represent the interests of the Holders selling Registrable Securities in such registration. Notwithstanding the foregoing, in the event that any Holder or Holders require the Company to conduct an underwritten public offering of Registrable Securities pursuant to Section 2(a) prior to 12 months after the date hereof, each such Holder or Holders shall pay its pro rata share of all Registration Expenses.

12.      NOTICES.

                  Except as otherwise provided below, whenever it is provided in this Agreement that any notice, demand, request, consent, approval, declaration or other communication shall or may be given to or served upon any of the parties hereto, or whenever any of the parties hereto, desires to provide to or serve upon the other party any other communication with respect to this Agreement, each such notice, demand, request, consent, approval, declaration or other communication shall be in writing and shall be delivered in person, mailed by registered or certified mail (return receipt requested) or sent by overnight courier service or via facsimile transmission (which is confirmed), as follows:
(a) if to a Holder, at the most current address given by such Holder to the Company by means of a notice given in accordance with the provisions of this
Section 12, which address initially is, with respect to: (i) SSI, the address set forth in the SSI Agreement, (ii) TNC, the address set forth in the Agreement of Limited Partnership for the Partnership, (iii) TVF XIII, 7001 Center Street, Mentor, Ohio 44060, facsimile number (216) 255-8645, (iv) all other holders, the address set forth in the register for the applicable security; and (b) if to the Company, initially at the address set forth in the SSI Agreement and thereafter at such other address, notice of which is given in accordance with the provisions of this Section 12. The furnishing of any notice required hereunder may be waived in writing by the party entitled to receive such notice. Every notice, demand, request, consent, approval, declaration or other communication hereunder shall be deemed to have been duly furnished or served on the party to which it is addressed, in the case of delivery in person or by facsimile, on the date when sent (with receipt personally acknowledged in the case of telecopied notice), in the case of overnight mail, on the day after it is sent and in all other cases, five business days after it is sent. Failure or delay in delivering copies of any notice, demand, request, consent, approval, declaration or other communication to the persons designated above to receive copies shall in no way adversely affect the effectiveness of such notice, demand, request, consent, approval, declaration or other communication.

13.      ENTIRE AGREEMENT.

                  This Agreement represents the entire agreement and understanding among the parties hereto with respect to the subject matter hereof and supersedes any and all prior oral and written agreements, arrangements and understandings among the parties hereto with respect to such subject matter; and this Agreement can be amended, supplemented or changed, and any provision hereof can be waived or a departure from any provision hereof can be consented to, only by a written instrument making specific reference to this Agreement signed by the Company and the Holders of at least 80% of the Registrable Securities then outstanding; provided that any amendment that adversely affects the rights of any Holder must be signed by the adversely affected Holder; provided further that any waiver must be signed by the party entitled to the benefit of the term or matter being waived.

14.      PARAGRAPH HEADINGS.

                  The paragraph headings contained in this Agreement are for general reference purposes only and shall not affect in any manner the meaning, interpretation or construction of the terms or other provisions of this Agreement.

15.      APPLICABLE LAW.

                  This Agreement shall be governed by, construed and enforced in accordance with the laws of the Commonwealth of Pennsylvania applicable to contracts to be made, executed, delivered and performed wholly within such state and, in any case, without regard to the conflicts of law principles of such state.

16.      SEVERABILITY.

                  If at any time subsequent to the date hereof, any provision of this Agreement shall be held by any court of competent jurisdiction to be illegal, void or unenforceable, such provision shall be of no force and effect, but the illegality or unenforceability of such provision shall have no effect upon and shall not impair the enforceability of any other provision of this Agreement.

17.      EQUITABLE REMEDIES.

                  The parties hereto agree that irreparable harm would occur in the event that any of the agreements and provisions of this Agreement were not performed fully by the parties hereto in accordance with their specific terms or conditions or were otherwise breached, and that money damages are an inadequate remedy for breach of this Agreement because of the difficulty of ascertaining and quantifying the amount of damage that will be suffered by the parties hereto in the event that this Agreement is not performed in accordance with its terms or conditions or is otherwise breached. It is accordingly hereby agreed that the parties hereto shall be entitled to an injunction or injunctions to restrain, enjoin and prevent breaches of this Agreement by the other parties and to enforce specifically the terms and provisions hereof in any court of the United States or any state having jurisdiction, such remedy being in addition to and not in lieu of, any other rights and remedies to which the other parties are entitled to at law or in equity.

18.      NO WAIVER.

                  The failure of any party at any time or times to require performance of any provision hereof shall not affect the right at a later time to enforce the same. No waiver by any party of any condition, and no breach of any provision, term, covenant, representation or warranty contained in this Agreement, whether by conduct or otherwise, in any one or more instances, shall be deemed to be construed as a further or continuing waiver of any such condition or of the breach of any other provision, term, covenant, representation or warranty of this Agreement.

19.      COUNTERPARTS.

                  This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute but one and the same original instrument.

20.      THIRD PARTY BENEFICIARIES; SUCCESSORS AND ASSIGNS.

                  The Other Purchasers shall be third party beneficiaries of this Agreement. This Agreement shall inure to the benefit of and be binding upon the successors, assigns and transferees of each of the parties hereto and of each of the Other Purchasers, including, without limitation and without the need for an express assignment, subsequent Holders; provided that nothing herein shall be deemed to permit any assignment, transfer or other disposition of Registrable Securities in violation of the terms of the SSI Agreement, the Warrant, the Units, the Agreement of Limited Partnership of the Partnership or applicable law. If any transferee of any Holder shall acquire Registrable Securities, in any manner, whether by operation of law or otherwise, such Registerable Securities shall be held subject to all of the terms of this Agreement, and by taking and holding such Registrable Securities such person shall be conclusively deemed to have agreed to be bound by and to perform all of the terms and provisions of this Agreement.

21.      NON-RECOURSE.

                  No recourse shall be had for any obligation of the Company hereunder, or for any claim based thereon or otherwise in respect thereof, against any past, present or future trustee, shareholder, officer or employee of the Company, whether by virtue of any statute or rule of law, or by the enforcement of any assessment or penalty or otherwise, all such other liability being expressly waived and released by each other party hereto.

                  IN WITNESS WHEREOF, this Agreement has been executed and delivered as of the date first above written.

                                                 BRANDYWINE REALTY TRUST



                                                 By:
                                                    ---------------------------
                                                 Title:


                                                 SAFEGUARD SCIENTIFICS
                                                 (DELAWARE), INC.



                                                 By:
                                                    ---------------------------
                                                 Title:


                                                 THE NICHOLS COMPANY



                                                 By:
                                                    ---------------------------
                                                 Title:


                                                 TURKEY VULTURE FUND XIII, LTD.



                                                 By:
                                                    ---------------------------
                                                    Richard M. Osborne, Manager

                                                                      Schedule A


                                OTHER PURCHASERS

Brian F. Belcher
Jack R. Loew
Craig C. Hough
RDC Institute, Inc.
Gary C. Bender
Lotz Designers Engineers and Constructors, Inc.
Werner A. Fricker
C/N Oaklands III, Inc.**
Iron Run V, Inc.**
C/N Iron Run III, Inc.**
C/N Leedom II, Inc.*


- ------------------------

*   Wholly-owned subsidiary of Safeguard Scientifics, Inc.
**  Wholly-owned subsidiary of The Nichols Company.